SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER
(DOMESTICATION)

I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that **SANWIRE CORPORATION** did on March 28, 2019, file in this office Articles of Domestication and Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on April 11, 2019.

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Certified By: Clair Fry
Certificate Number: C20190404-1784

"040105"

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20190151230-84
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 03/28/2019 8:14 AM
	Entity Number E0169282019-9

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Sanwire Corporation
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: IncyourBIZ Corp (Name) [ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value: 750,000,000 See Addendum Par value per share: $ 0.00001 Number of shares without par value: 0
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Christopher Whitcomb (Name) 4717 Calle Descanso (Street Address) / Camarillo (City) / CA (State) / 93012 (Zip Code) 2) (Name) Street Address / City / State / Zip Code
5. Purpose: (optional; required only if Benefit Corporation status selected)	The purpose of the corporation shall be: Oil Field Services **6. Benefit Corporation:** (see instructions) [ ] Yes
7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Christopher Whitcomb (Name) X [signature] (Incorporator Signature) 4717 Calle Descanso (Address) / Camarillo (City) / CA (State) / 93012 (Zip Code)
8. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity. X [signature] (Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity) 01/30/2019 (Date)

This form must be accompanied by appropriate fees.

Addendum to Articles of Incorporation for

Sanwire Corporation

Article 3. Authorized Stock

Common Stock	750,000,000 shares	Par Value $0.00001
Preferred Stock	1,000,000 shares	Par Value $0.01

140503

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20190151229-52
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 03/28/2019 8:14 AM
	Entity Number E0169282019-9

Articles of Domestication

(PURSUANT TO NRS 92A.270)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Entity Name and Type of Domestic Entity as set forth in its Charter Documents:	Sanwire Corporation A for-profit corporation
2. Entity Name Before Filing Articles of Domestication:	Sanwire Corporation
3. Date and Jurisdiction of Original Formation:	07/07/2015 Wyoming
4. Jurisdiction that Constituted the Principal Place of Business, Central Administration or Equivalent of the Undomesticated Entity Immediately Before Articles of Domestication:	Wyoming
5. Signature of Authorized Representative:	X [signature] Authorized Signature — 01/30/2019 Date

Filing Fee: $350.00

IMPORTANT: ***This document must be accompanied by the appropriate constituent document for the type of domestic entity described in article 1 above and the filing fees.***

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

Sanwire Corporation
NAME OF CORPORATION

FOR THE FILING PERIOD OF February 2019 TO February 2020

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov **

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

Filed in the office of	Document Number
Barbara K. Cegavske	20190151231-95
Barbara K. Cegavske	Filing Date and Time
Secretary of State	03/28/2019 8:14 AM
State of Nevada	Entity Number E0169282019-9

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

ABOVE SPACE IS FOR OFFICE USE ONLY

4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Christopher Whitcomb	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
4717 Calle Descanso	Camarillo	CA	93012
NAME	TITLE(S)		
Christopher Whitcomb	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
4717 Calle Descanso	Camarillo	CA	93012
NAME	TITLE(S)		
Christopher Whitcomb	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
4717 Calle Descanso	Camarillo	CA	93012
NAME	TITLE(S)		
Christopher Whitcomb	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
4717 Calle Descanso	Camarillo	CA	93012

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer or Other Authorized Signature

Title: President

Date: 01/30/2019

Nevada Secretary of State List Profit
Form: 100103 Revised: 7-1-17

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

SANWIRE CORPORATION

Nevada Business Identification # NV20191280812

Expiration Date: March 31, 2020

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on April 11, 2019

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

130202

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	**20190151232-06**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **03/28/2019 8:14 AM**
	Entity Number **C15354-2000**

Certificate of Dissolution

(PURSUANT TO NRS 78.580)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Dissolution For a Nevada Profit Corporation

Before or After Issuance of Stock and After Beginning of Business (Pursuant to NRS 78.580)

1. Name of corporation:

Sanwire Corporation

2. The resolution to dissolve said corporation has been approved by the directors or both the directors and stockholders as provided in NRS 78.580(1) and (2). The names and addresses of the **president, secretary, treasurer and all directors* are:**

NAIEL P KANNO Name of president	5190 NEIL RD STE 430, RENO, NV 89502 Address
J. ROLAND VETTER Name of secretary	5190 NEIL RD STE 430, RENO, NV 89502 Address
J. ROLAND VETTER Name of treasurer	5190 NEIL RD STE 430, RENO, NV 89502 Address
RICK BJROKLUND Name of director	5190 NEIL RD STE 430, RENO, NV 89502 Address
NAIEL P KANNO Name of additional director, if any	5190 NEIL RD STE 430, RENO, NV 89502 Address

3. Effective date and time of dissolution: (optional) Date: ____ Time: ____
(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [redacted]
Signature of Officer

06/08/2015
Date

*attach a plain 8 1/2" x 11" sheet to list additional directors.

FILING FEE: $100.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-3714
Phone: (775) 684-5708
Fax: (775) 684-5725
Website: www.nvsos.gov

Affidavit of Non-Operation

(MUST BE NOTARIZED)

ABOVE SPACE IS FOR OFFICE USE ONLY

Date: 03/18/2019

Entity Name: Sanwire Corporation
(as registered with the Nevada Secretary of State's Office)

Entity Number: C15354-2000

Nevada Business Identification Number (NVID): NV20001323282

I, Christopher Whitcomb (Officer Name), President (Officer Title), swear under penalty of perjury, that Sanwire Corporation (Entity Name) has not conducted business activities since 06/08/2015 (Date).

Officer Signature X [signature]

State of CA
County of VENTURA

BHALINDER SINGH SIDHU
Notary Public - California
Ventura County
Commission # 2276773
My Comm. Expires Mar 6, 2023

Subscribed and sworn to before me the MARCH 20, 2019
by CHRISTOPHER WHITCOMB
(Print Name of Signer)

Notary Signature X [signature]

RESET

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Carey Leary
625 N. FLAGLER STE. 600
West Palm Beach, FL 33401, USA

Work Order #: W2022010600194
January 6, 2022
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 30077

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Amendment After Issuance of Stock	Fees	20222006732	1/6/2022 7:58:49 AM	InternalReview	1	$275.00	$275.00
Total							$275.00

Payments

Type	Description	Payment Status	Amount
Credit Card	64148471791060543O3019	Success	$275.00
Total			$275.00

Credit Balance: $0.00

Carey Leary
625 N. FLAGLER STE. 600
West Palm Beach, FL 33401, USA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

01/06/2022

Work Order Item Number:	W2022010600194 - 1825210
Filing Number:	20222006732
Filing Type:	Amendment After Issuance of Stock
Filing Date/Time:	01/06/2022 07:58:49 AM
Filing Page(s):	3

Indexed Entity Information:

Entity ID: E0169282019-9

Entity Name: SANWIRE CORPORATION

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
INCYOURBIZ CORP.
3651 Lindell Rd, Suite D1216, Las Vegas, NV 89103 - 5816, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0169282019-9
Barbara K. Cegavske	Filing Number 20222006732
Secretary of State State Of Nevada	Filed On 01/06/2022 07:58:49 AM
	Number of Pages 3

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information	Name of entity as on file with the Nevada Secretary of State : Entity or Nevada Business Identification Number (NVID) : **NV20191280812**
2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☑ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☑ Other. The articles have been amended as follows: (provide article numbers, if available) **Article 3 is hereby amended as follows: The number of authorized shares of stock of the corporation is 2,000,000,000 shares, par value $0.001 per share.** (attach additional page(s) if necessary)
6. Signature: (Required)	**X Christopher Whitcomb** **Officer** Signature of Officer, Incorporator or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Filed in the Office of
Barbara K. Cegavske
Secretary of State
State Of Nevada

Business Number
E0169282019-9
Filing Number
20222006732
Filed On
01/06/2022 07:58:49 AM
Number of Pages
3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Sanwire Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended as follows:

The number of authorized shares of stock of the corporation is 2,000,000,000 shares, par value $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 62

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.